UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 16, 2009

LIVE CURRENT MEDIA INC.
(Exact name of Registrant as specified in charter)

Nevada (State or other jurisdiction of incorporation)	000-29929 (Commission File Number)	88-0346310 (IRS Employer Identification Number)

375 Water Street, Suite 645
Vancouver, British Columbia V6B 5C6
(Address of principal executive offices)

Registrant’s telephone number, including area code: (604) 453-4870

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant

(a)    Previous independent registered public accounting firm

On December 16, 2009, Ernst & Young LLP (“E&Y”) was dismissed as the independent registered public accounting firm for Live Current Media Inc. (the “Company”).  This action was approved by the Audit Committee of the Board of Directors of the Company.

The reports of E&Y on the Company's consolidated financial statements for the fiscal years ended December 31, 2008 and December 31, 2007 did not contain any adverse opinion or a disclaimer of opinion, however the report issued on the financial statements for the year ended December 31, 2008 was modified as to our ability to continue as a going concern.

During the Company's fiscal years ended December 31, 2008 and December 31, 2007 and through December 16, 2009, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused it to make reference thereto in its reports on the Company's financial statements for such fiscal years.

During the Company’s fiscal years ended December 2008 and 2007 and through the most recent interim period, there was a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  As disclosed in our 2008 Form 10-K, as amended, our control environment did not sufficiently promote effective internal control over financial reporting throughout the organization.

On June 18, 2009 the Company was advised by E&Y that the audit opinion dated March 24, 2009 on the Company’s December 31, 2008 and 2007 consolidated financial statements could no longer be relied upon.  There were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure with E&Y relating to this event.

The Company provided E&Y with a copy of this Current Report on Form 8-K prior to its filing with the Commission and requested that E&Y furnish a letter addressed to the Securities and Exchange Commission stating whether E&Y agrees with the statements made by the Company in response to this item 4.01 and set forth above (the “Letter”). A copy of the Letter, dated December 22, 2009, from E&Y to the Commission is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b)    New independent registered public accounting firm

On December 18, 2009, Davidson & Company LLP (“Davidson”) was engaged as the independent registered public accounting firm for the Company.  The engagement of Davidson was approved by the Audit Committee of the Board of Directors of the Company.  During the Company’s fiscal years ended December 31, 2008 and December 31, 2007 and through December 18, 2009, the Company did not consult with Davidson regarding any of the matters or events set forth in Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

On December 22, 2009, the Company issued a press release to announce the change of our certifying accountants. A copy of the press release is attached as Exhibit 99 to this report.

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Item 9.01.  Financial Statements and Exhibits

Exhibits

Exhibit 16.1	Letter re: Change in Certifying Accountant
Exhibit 99	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVE CURRENT MEDIA INC.

By:	/s/ C. Geoffrey Hampson
C. Geoffrey Hampson
Chief Executive Officer
Dated: December 22, 2009

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